Contingencies	3 Months Ended
Mar. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Contingencies

Note 9. Contingencies

Claims Related to Company Equity

On March 4, 2013, five current or former minority shareholders (two of whom were former directors) of the Company filed two lawsuits against the Company in an Israeli central district court. The lawsuits demanded that the Company amend its capitalization table such that certain share issuances prior to the Stratasys-Objet merger to certain of Objet’s shareholders named as defendants would be cancelled, with a consequent issuance of additional shares to the plaintiffs to account for the subsequent dilution to which they have been subject. The lawsuits also named as defendants Elchanan Jaglom, Chairman of the Company’s board of directors, in one of the lawsuits, Ilan Levin, the Company’s Chief Executive Officer and director, various shareholders of the Company who were also shareholders of Objet, and David Reis, a director.

The Company filed its statements of defense in May 2013 denying the plaintiffs’ claims. In 2015, the court dismissed the lawsuit of one of the former directors due to lack of cause. In February 2017, the parties reached an agreement pursuant to which all claims were settled at no material cost to the Company. Notice of the settlement was provided and the suits were subsequently dismissed.

Securities Law Class Actions

On February 5, 2015, a lawsuit styled as a class action was commenced in the United States District Court for the District of Minnesota, naming the Company and certain of the Company’s officers as defendants. Similar actions were filed on February 9 and 20, 2015 in the Southern District of New York and the Eastern District of New York, respectively. The lawsuits allege violations of the Securities Exchange Act of 1934 in connection with allegedly false and misleading statements concerning the Company’s business and prospects. The plaintiffs seek damages and awards of reasonable costs and expenses, including attorneys’ fees.

On April 15, 2015, the cases were consolidated for all purposes, and on April 24, 2015, the Court entered an order appointing lead plaintiffs and approving their selection of lead counsel for the putative class. On July 1, 2015, lead plaintiffs filed their consolidated complaint. On August 31, 2015, the defendants moved to dismiss the consolidated complaint for failure to state a claim. The Court heard the motion on December 11, 2015. On June 30, 2016, the Court granted defendants’ motion to dismiss with prejudice and entered judgment in favor of defendants. On July 29, 2016, lead plaintiffs filed a notice of appeal to the United States Court of Appeals for the Eighth Circuit from the Court’s judgment. On September 22, 2016, lead plaintiffs filed the opening initial brief in support of their appeal. On October 24, 2016, defendants filed their answering brief to the appeal. On November 18, 2016, lead plaintiffs filed their reply brief in support of the appeal. Oral arguments for appeal were held on March 9, 2017. A decision is pending.

The Company is a party to various other legal proceedings, the outcome of which, in the opinion of management, will not have a significant adverse effect on the financial position or profitability of the Company.